UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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COGNIGEN NETWORKS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COGNIGEN NETWORKS, INC. 10757 S. Riverfront Pkwy, Suite 125 South Jordan, Utah 80112

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on January __, 2008

To Our Shareholders:

     A Special Meeting of Shareholders of Cognigen Networks, Inc., a Colorado corporation (the “Company”), will be held at the offices of Parr Waddoups Brown Gee & Loveless, 185 South State Street, Suite 1300, Salt Lake City, Utah 84111 on January __, 2008, at 11:00 a.m., Mountain time, for the following purposes:

     1.    to consider and vote on a proposal to adopt the Amended and Restated Articles of Incorporation of the Company, which would: (a) effect a reverse split of the outstanding shares of the common stock of the Company, pursuant to which each 50 shares of the Company's pre-split common stock issued and outstanding as of the effective date of the reverse split will be exchanged for one share of the Company's post-split common stock; (b) change the name of the Company to BayHill Capital Corporation; and (c) make other revisions intended to facilitate the foregoing actions and the re-incorporation of the Company as proposed below;

     2.    to consider and vote on a proposal to re-incorporate the Company under the laws of the State of Delaware, and to authorize the officers of the Company to take all actions incident thereto;

     3.    to consider and vote on a proposal to adopt the Cognigen Networks, Inc. 2008 Stock Incentive Plan; and

     4.   to transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors of the Company (the “Board”) has unanimously approved the foregoing proposals and recommends that you vote in favor of the proposals. Whether or not you are personally able to attend the meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you do wish to attend the meeting and vote personally.

     The Board has fixed the close of business on January __, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Shares of the common stock of the Company may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. Holders of the Company’s common stock are entitled to exercise dissenters’ rights under the provisions of the Colorado Business Corporations Act in connection with the proposed adoption of the Re-Incorporation. See “Dissenters’ Rights or Appraisal Rights” in the accompanying Proxy Statement for a description of those rights in greater detail.

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     The Board cordially invites you to attend the Special Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals.

By Order of the Board of Directors Gary L. Cook, Secretary Englewood, Colorado January __, 2008

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. THEREFORE, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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COGNIGEN NETWORKS, INC. 10757 S. Riverfront Pkwy, Suite 125 South Jordan, Utah 80112

PROXY STATEMENT

     The Board of Directors (the “Board”) of Cognigen Networks, Inc., a Colorado corporation (the “Company” or “we” or “our”), is soliciting proxies to be used at a Special Meeting of Shareholders of the Company to be held on January __, 2008, at 11:00 a.m., Mountain time, at the offices of Parr Waddoups Brown Gee & Loveless, 185 South State Street, Suite 1300, Salt Lake City, Utah 84111, and any adjournment(s) thereof (the “Special Meeting”) to consider the following proposals:

     1.    to consider and vote on a proposal to adopt Amended and Restated Articles of Incorporation of the Company, substantially in the form attached hereto as Appendix A (the “Amended and Restated Articles of Incorporation”), the principal results of which would be to: (a) effect a reverse split of the outstanding shares of the common stock of the Company, pursuant to which each 50 shares of the Company's pre-split common stock issued and outstanding as of the effective date of the reverse split will be reclassified and combined into one share of the Company's post-split common stock (the “Reverse Split”); (b) to change the name of the Company to BayHill Capital Corporation; and (c) to make other revisions intended to facilitate the foregoing actions and the re-incorporation of the Company as proposed below;

     2.    to consider and vote on a proposal to re-incorporate the Company under the laws of the State of Delaware, and to authorize the officers of the Company to take all actions incident thereto, substantially as described in the form of Plan of Conversion attached hereto as Appendix B (the “Re-Incorporation”), and including the execution and filing of a Certificate of Incorporation in Delaware, substantially in the form attached hereto as Appendix C, and a Certificate of Conversion in Delaware, substantially in the form attached hereto as Appendix D, and a Certificate of Conversion in Colorado, substantially in the form attached hereto as Appendix E on behalf of the Company;

     3.    to consider and vote on a proposal to adopt the Cognigen Networks, Inc. 2008 Stock Incentive Plan, in the form adopted by the Board, a copy of which is attached hereto as Appendix F (the “Stock Incentive Plan”); and

     4.    to transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

Who Can Vote

     Shareholders of record as of the close of business on January __, 2007 (the “Record Date”) may vote at the Special Meeting and at any adjournment(s) of the Special Meeting. Each shareholder has one vote for each share of the Company’s common stock (the “Common Stock”), held of record by such shareholder on the Record Date. On the Record Date, there were 38,865,726 shares of $.001 par value Common Stock issued and outstanding. The Company has authorized 20,000,000 shares of preferred stock no par value (“Preferred Stock”), none of which are issued and outstanding.

How You Can Vote

     All valid proxies received by the Secretary of the Company before the Special Meeting and not revoked will be exercised. All shares of Common Stock validly represented by proxy will be voted and, where a shareholder specifies by means of a valid proxy a choice with respect to any matter to be acted upon, the shares of Common Stock will be voted in accordance with the specifications so made. If you do not specify on your proxy card how you want to vote your shares and authority to vote is not specifically withheld, your shares will be voted as follows: (i) for the proposal to approve the Amended and Restated Articles of Incorporation; (ii) for the proposal to effect the Re-Incorporation; (iii) for the approval of the Stock Incentive Plan; and (iv) the transaction of such other business as may properly come before the Special Meeting or any adjournment(s) thereof. Shareholders who hold their shares in “street name” (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their banks, brokers, or other record holders.

How You Can Revoke Your Proxy

     You can revoke your proxy at anytime before it is exercised in one of three ways:

     1.    by delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy;

     2.    by duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares; or

     3.    by attending the Special Meeting and voting in person, provided that you notify the Company’s Secretary at the Special Meeting of your intention to vote in person at any time prior to the voting of your proxy.

Required Votes

     The holders of one-third of the outstanding shares of Common Stock present at the Special Meeting shall constitute a quorum. If a quorum is present, the number of votes required to approve the various proposals to be presented at the Special Meeting will depend on the proposal presented. With respect to the proposal to approve the Amended and Restated Articles of Incorporation, approval requires a plurality of the votes cast by shareholders who are either present in person or represented by proxy at the Special Meeting. With respect to the proposals to approve the Re-Incorporation and the Stock Incentive Plan, approval requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting.

     The total number of votes that could be cast at the Special Meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as “shares present” at the Special Meeting for purposes of determining whether a quorum exists and have the effect of a vote “against” any matter as to which a specific proportion of affirmative votes is required for approval. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on these matters (so called “broker non-votes”) will be counted for the purpose of determining the presence of or absence of a quorum but will not be counted for determining the number of votes for or against a proposal.

Dissenters’ Rights or Appraisal Rights

     Holders of shares of Common Stock will have the right to dissent and seek the payment of "fair value" of their shares with regard to the Re-Incorporation. Pursuant to Article 113 of the Colorado Business Corporations Act (the “CBCA”), such holders of record of Common Stock who object and who follow the procedures prescribed by Article 113 of the CBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of Common Stock held by them. Set forth below is a summary of the procedures such holders of Common Stock must follow in order to exercise their dissenters' rights under the CBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Article 113 of the CBCA (a copy of which is attached to this Proxy Statement as Appendix G) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

     Any such holder of shares of Common Stock contemplating a possibility of objecting to the Re-Incorporation should carefully review the text of Exhibit G (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. YOUR DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF ARTICLE 113 OF THE CBCA ARE NOT FULLY AND PRECISELY SATISFIED.

     A record shareholder may assert dissenters' rights to fewer than all shares registered in the record shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by a beneficial holder for whom the shareholder acts as nominee and notifies the Company in writing of the name, address and federal taxpayer identification number of each person on whose behalf the shareholder has asserted dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on the beneficial holder’s behalf only if the record holder submits to the Company the record holder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and does so with respect to all shares to which the record holder is the beneficial owner.

     Under Article 113 of the CBCA, any shareholder who desires to assert dissenters' rights shall deliver to the Company before the vote is taken written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed action is effected and shall not vote the shareholder’s shares in favor of the proposed action. If the proposed corporate action is effected, the Company shall deliver a written dissenters' notice to all shareholders who properly exercised their dissenters' rights within ten (10) days after the effective date of the corporate action. Such notice from the Company shall include, among other items, a form for demanding payment, an address where certificates representing shares of Common Stock must be deposited along with the demand for payment, and a date not less than thirty (30) days after the date of the Company's delivery of the initial dissenters' notice by which the Company must receive the payment demand. A shareholder who demands payment and deposits the shareholder’s share certificates in accordance with the terms of the Company's dissenters' notice shall be entitled to receive from the Company the amount that the Company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the Company, a statement of the Company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting shareholder disagrees with the Company's calculation of the "fair value" for the shares tendered, the shareholder may notify the Company in writing of the shareholder’s own estimate of fair value or reject the Company's offer and demand payment of fair value of the shareholder’s shares. A dissenting shareholder waives the shareholder’s rights to contest the Company's determination of "fair value" unless the shareholder notifies the Company of the shareholder’s demand of payment of a different value in writing within thirty (30) days after the Company made or offered payment for the shareholder’s shares.

     If a demand for payment remains unresolved, the Company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares for which payment has been demanded (together with accrued interest). If the Company does not commence a proceeding within the sixty day period, it must pay to each dissenting shareholder the amount demanded by such shareholder.

Other Matters to be Acted Upon at the Special Meeting

     Management of the Company knows of no matters, other than the consideration of, and voting with respect to, the proposal to approve the Amended and Restated Articles of Incorporation, the proposal to approve the Re-Incorporation and the proposal to approve the Stock Incentive Plan, that are expected to be presented for consideration at the Special Meeting.

Submitting Shareholder Proposals

     The deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s next Annual Meeting is July 22, 2008.

Solicitation

     This solicitation is being made by the Company. The cost of soliciting proxies, including the cost of preparing and mailing the accompanying Notice and this Proxy Statement, will be paid by the Company. Solicitation will be conducted primarily by mailing this Proxy Statement to all shareholders entitled to vote at the Special Meeting. Proxies may also be solicited by the officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks, and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

Communications with the Board of Directors

     Shareholders may communicate with any and all members of the Board by transmitting correspondence by mail to:

Cognigen Networks, Inc. 10757 S. Riverfront Pkwy, Suite 125 South Jordan, Utah 80112 Attn: Corporate Secretary Shareholder Communications

     Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is directed and that the communication is from a Company shareholder. Shareholder communications received by the Secretary of the Company will be promptly forwarded to the specified director or group of directors, as appropriate. Communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. We generally will not forward to a director or group of directors a shareholder communication that requests general information about the Company that can be handled by our corporate staff.

     If a communication is sent to the Board or a Committee thereof, the Chairman of the Board or the Chairman of that Committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response may be coordinated with counsel.

CERTAIN RISK FACTORS ASSOCIATED WITH THE AMENDMENT OF OUR ARTICLES OF INCORPORATION AND THE RE-INCORPORATION

The amendment of our Articles of Incorporation (including the consummation of the Reverse Split) may reduce our aggregate market capitalization of our stock.

     If the proposal to approve the Amended and Restated Articles of Incorporation is approved and we effect the Reverse Split, the number of outstanding shares of our Common Stock will be reduced dramatically. Given the potentially significant reduction in the number of shares that would then be outstanding, our total market capitalization will also be reduced dramatically unless the price per share of our Common Stock, as determined by the trading activity in our common stock, is dramatically increased. Accordingly, the total market capitalization of our Common Stock after the proposed Reverse Split and Re-Incorporation may be lower than the total market capitalization of the Common Stock before the proposed Reverse Split and Re-Incorporation There can be no assurance that the total market capitalization of the Common Stock of the Company (the aggregate value of all shares of the Company’s Common Stock then issued and outstanding, multiplied by the then-existing market price per share of the Company’s Common Stock), after effecting the transactions contemplated by the Amended and Restated Articles of Incorporation (including the consummation of the Reverse Split) and the Re-Incorporation (the “BayHill Common Stock”) will be equal to or greater than the total market capitalization of the Common Stock before effecting the transactions contemplated by the Amended and Restated Articles of Incorporation and the ReIncorporation, or that the per share market price of the BayHill Common Stock following the effecting the transactions contemplated by the Amended and Restated Articles of Incorporation and the Re-Incorporation will either equal or exceed the current per share market price of the Common Stock.

The amendment of our Articles of Incorporation (including the consummation of the Reverse Split) may have a negative impact on the market value of our stock.

     There can be no assurance that the market price per new share of the BayHill Common Stock after the amendment of our Articles of Incorporation (including the consummation of the Reverse Split) and the Re-Incorporation will increase in proportion to the reduction in the number of old shares of the Common Stock outstanding before the amendment of our Articles of Incorporation and the consummation of the ReIncorporation. For example, based on the closing bid price of the Common Stock on January __, 2008 of $0.__ per share, if the Board decided to implement the Reverse Split and Re-Incorporation, there can be no assurance that the closing bid price of the post-split BayHill Common Stock would be $____ per share or greater. Accordingly, the market price of the BayHill Common Stock following the amendment of our Articles of Incorporation and the Re-Incorporation may not exceed an amount which is equal to 50 times the market price of the Common Stock prior to the adoption of the Amended and Restated Articles of Incorporation and the Re-Incorporation. If the trading market for the BayHill Common Stock does not apply a multiplier of at least 50 to the price of the existing Common Stock, the value of shares of Common Stock held by our existing shareholders will be reduced, and may be reduced dramatically. In order to minimize the franchise tax liability of the Delaware-incorporated Company after the R-Incorporation, the Company has been advised to reduce the par value of its Common Stock from $.001 per share to $.0001 per share. While par value bears no relationship to market value, investors who are not knowledgeable about the relative insignificance of par value may perceive that the reduction in par value is in some way meaningful.

The amendment of our Articles of Incorporation (including the consummation of the Reverse Split) may not attract institutional investors or investment funds to purchase the BayHill Common Stock.

     If the proposals to approve the Amended and Restated Articles of Incorporation and the Re-Incorporation are approved and we move forward to consummate the transactions contemplated by those proposals, the resulting per share price for the BayHill Common Stock may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the BayHill Common Stock may be no better, and could be worse, than the existing trading liquidity of the Common Stock. There can be no assurance that approval of the proposals to approve the Amended and Restated Articles of Incorporation and the Re-Incorporation will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.

Consummation of the Reverse Split will eliminate the share ownership of many of our existing shareholders.

     If the proposal to approve the Amended and Restated Articles of Incorporation is approved and we proceed to effect the Reverse Split, all existing shareholders who own fewer than fifty shares of Common Stock will cease to own any shares of Common Stock; and, in lieu of their ownership of post-split Common Stock, will possess a right only to receive payment of the fractional share of post-split Common Stock which would otherwise be issued to them in connection with the Reverse Split. One of the effects of the Reverse Split will be to eliminate the share ownership of such shareholders, without any action or determination on their part.

If the Reverse Split is effected, shareholders entitled to receive fractional share payments who do not return their stock certificates will receive no payments.

     If the Reverse Split is effected, no fractional shares or scrip certificates shall be issued to the holders of presently issued and outstanding shares of the Common Stock. Rather, if any holder of shares of the Common Stock would otherwise be entitled to a fractional share of post-split Common Stock after all shares of Common Stock held by such holder are consolidated, and if the certificate(s) representing shares held by such holder are presented for exchange within 60 days of the mailing of related instructions, the Company will pay to such holder an amount in cash equal to the product obtained by multiplying such fraction by $_____. If a shareholder entitled to receive a fractional share payment does not timely present one or more certificates for exchange, the shareholder will forfeit any right to receive a fractional share payment.

PROPOSAL NO. 1: APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Summary

     Management anticipates that the principal effects of approving the Amended and Restated Articles of Incorporation (including the consummation of the Reverse Split) will be:

1.    The number of outstanding shares of Common Stock will be reduced from approximately 38,865,726 to approximately 777,315;

2.    The number of shares of post-split Common Stock held by each shareholder will be equal to 1/50th of the number of shares of pre-split Common Stock held by that shareholder;

3.    The trading price of the Common Stock (on a post-split basis) will be greater than the current trading price of a share of Common Stock (the exact trading price of the Common Stock will depend on the reaction, if any, of the public market for the Common Stock, as well as other factors, all as discussed in greater detail below);

4.    The number of authorized shares of Common Stock will be reduced from 300,000,000 shares, $.001 par value per share, to 100,000,000 shares, $.0001 par value per share, and the number of Preferred Stock will be reduced from 20,000,000 shares, no par value per share, to 400,000 shares, $.0001 par value per share;

5.    Those holders of the Common Stock who own fewer than fifty shares immediately prior to the consummation of the Reverse Split will cease to own any shares of Common Stock, and, in lieu of their ownership of Common Stock, will possess a right only to receive payment for the fractional share of post-split Common Stock which would otherwise be issued to them in connection with the Reverse Split; and

6.    The name of the Company will be changed to BayHill Capital Corporation.

General

     The Board has unanimously approved, and unanimously recommends that the shareholders approve, the adoption of the Amended and Restated Articles of Incorporation.

     Except for adjustments that may result from the treatment of fractional shares as described below, our management does not believe the approval and adoption of the Amended and Restated Articles of Incorporation (including the consummation of the Reverse Split) will have a dilutive effect on the Company's shareholders, since each shareholder would hold the same percentage of Common Stock outstanding immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The adoption of the Amended and Restated Articles of Incorporation would not affect the relative voting and other rights that accompany the shares of Common Stock.

Reasons for Approving the Amended and Restated Articles of Incorporation

     The approval of the Amended and Restated Articles of Incorporation is primarily intended to effect the Reverse Split and change the name of the Company to BayHill Capital Corporation. We believe these changes will increase the per-share stock price of the Common Stock to increase the attractiveness of the Common Stock to prospective investors and the financial community. Currently, the Common Stock is traded on the Over-The-Counter ("OTC") Electronic Bulletin Board or the "pink sheets" (under the symbol "CGNW"). The closing price for the Common Stock as reported on the OTC Electronic Bulletin Board during the period from __________, 2006 to January ___, 2008 has ranged from a high of $0.__ to a low of $0.__. The closing price on January __, 2008 was $0.___.

     The Board believes that it is in the best interest of the Company and its shareholders to approve the Amended and Restated Articles of Incorporation in order to implement the Reverse Split and change the name of the Company to BayHill Capital Corporation.

     The Board believes that the approval of the Amended and Restated Articles of Incorporation, the Reverse Split, the change of the Company’s name to BayHill Capital Corporation and the anticipated increase in the per share price of the Common Stock should enhance the acceptability and marketability of the Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of the Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the Common Stock.

     Although the Board believes that the adoption of the Amended and Restated Articles of Incorporation is in the best interests of the Company and its shareholders, if adopted, the Amended and Restated Articles of Incorporation and the consummation of the Reverse Split will result in some shareholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares.

     The Company cannot assure you that the adoption of the Amended and Restated Articles of Incorporation will have any of the desired consequences described above.

Interconnection Between Adoption of the Amended and Restated Articles of Incorporation and Re-Incorporation

     If the Re-Incorporation (as discussed in Proposal 2 below) and the Amended and Restated Articles of Incorporation are both approved, it is anticipated that the Board will cause the Amended and Restated Articles of Incorporation and the Re-Incorporation to be effected as promptly as reasonably possible following such approval (the “Effective Time”). It is expected that the Board will cause the Amended and Restated Articles of Incorporation to be adopted immediately prior to the Re-Incorporation. Nevertheless, the adoption of the Amended and Restated Articles of Incorporation may be delayed by the Board and not effected prior to the Re-Incorporation, or it may be abandoned by action of the Board at any time prior to the Effective Time, whether before or after the approval by the Company's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the adoption of the Amended and Restated Articles of Incorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

     If the Amended and Restated Articles of Incorporation are approved by the Company’s shareholders, the Reverse Split would be accomplished by filing the Amended and Restated Articles of Incorporation with the Secretary of State of Colorado, pursuant to which, without further action on the part of the Company or the shareholders of the Company, each 50 shares of Common Stock issued and outstanding as of the effective date of the Amended and Restated Articles of Incorporation would be automatically converted into one share of Common Stock following the Reverse Split.

Fractional Shares

     No fractional shares or scrip certificates shall be issued to the holders of presently issued and outstanding shares of the Common Stock. Rather, if any holder of shares of the Common Stock would otherwise be entitled to a fractional share after all shares of Common Stock held by such holder are consolidated, and if the certificate(s) representing shares held by such holder are presented for exchange within 60 days of the mailing of related instructions, the Company will pay to such holder an amount in cash equal to the product obtained by multiplying such fraction by $_____. The fractional shares related to certificate(s) that are not presented for exchange on a timely basis will be cancelled without consideration.

Proportionate Reduction of Authorized Shares

     The Company is presently authorized to issue 300,000,000 shares of Common Stock, $0.001 per share par value and 20,000,000 shares of Preferred Stock, no par value. As of January __, 2008, there were 38,865,726 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. Assuming that the number of shares of Common Stock outstanding on January __, 2008 is the number outstanding on the date the Amended and Restated Articles of Incorporation become effective, then, following the Reverse Split the number of shares of Common Stock outstanding would be reduced from 38,865,726 to 777,315, but the number of shares of Common Stock authorized would remain at 300,000,000. Not only would an extremely large number of authorized shares result in the Company having more authorized shares of Common Stock than are useful in the near future, since the amount of franchise taxes that would be payable by the Company in Delaware would be based, at least in part, on the number of authorized shares of capital stock, it would result in the Company being subject to franchise taxes in an amount that would be greater than would otherwise be necessary. Furthermore, an excessively large number of authorized but unissued shares could, under certain circumstances, have an anti-takeover effect on the Company (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another entity). For these reasons, the Amended and Restated Articles of Incorporation decrease the number of authorized shares of Common Stock from 300,000,000, $.001 par value, to 100,000,000, $.0001 par value, and the number of authorized Preferred Stock from 20,000,000, no par value, to 400,000, $.0001 par value. The Company believes that such a reduction will remove the excessive amount of authorized shares, reduce the franchise taxes that would otherwise be assessed by the Delaware Secretary of State if the Company reincorporates into Delaware and prevent the creation of a possible anti-takeover device, and at the same time still provide a sufficient number of authorized shares to allow the Company to issue shares in the ordinary course of its operations and provide for warrants, options and convertible debentures. The reduction of the number of authorized shares, in combination with the reduction in par value of the Common Stock, and the increase in par value of the Preferred Stock, will aid the Company in using an alternate franchise tax calculation method which may result in further franchise tax reductions over the assessed tax.

Change of Corporate Name

     In connection with the proposal to approve the Amended and Restated Articles of Incorporation, the Board believes that it is in the best interest of the Company to change its name from Cognigen Networks, Inc. to BayHill Capital Corporation. Accordingly, the Amended and Restated Articles of Incorporation would change the name of the Company to BayHill Capital Corporation.

Required Vote for Approval of the Amended and Restated Articles of Incorporation

     Approval of the Amended and Restated Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy, and entitled to vote, at the Special Meeting.

     A vote in favor of the approval of the Amended and Restated Articles of Incorporation is a vote to approve: (a) the Reverse Split, (b) the reduction in the number of authorized shares of Common Stock and Preferred Stock and (c) the name change of the Company to BayHill Capital Corporation.

Effect on the Company's Stock Options, Warrants and Convertible Debentures

     If the proposal to approve the Amended and Restated Articles of Incorporation is approved at the Special Meeting and the Amended and Restated Articles of Incorporation are executed and filed as presently contemplated, the number of shares of Common Stock issuable upon the exercise of the Company's outstanding stock options, warrants and convertible debentures will be proportionately decreased and the exercise price for such stock options, warrants and convertible debentures will be proportionately increased, in each case based on the Reverse Split ratio of one for fifty (1:50).

Effect on Beneficial Shareholders

     Upon the consummation of the Reverse Split, the Company intends to treat shareholders holding Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding Common Stock in "street name". However, such banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, the Company encourages you to contact your nominee.

Accounting Consequences

     All previously reported per share amounts will be restated to reflect the effect of the Reverse Split as though it had occurred at the beginning of the earliest period presented in our consolidated financial statements. In addition, the amounts reported on our consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the Reverse Split.

Certain Federal Income Tax Consequences of the Reverse Split

     The following discussion addresses the material federal income tax consequences of the Reverse Split that are applicable to holders of shares of Common Stock. Readers are referred to the Section above entitled "Circular 230 Tax Disclosures" for additional disclosures regarding this tax information.

     The Company believes that the Reverse Split will constitute a tax-free transaction within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of the Common Stock upon consummation of the Reverse Split, (ii) the aggregate tax basis of shares of Common Stock will be the same as the aggregate tax basis of shares of the Common Stock exchanged in the Reverse Split, (iii) the holding period of the Common Stock received in the Reverse Split will include the period for which shares of the Common Stock were held prior to the Reverse Split, and (iv) the Company will not recognize any gain or loss as a result of the Reverse Split.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL NO. 2: APPROVAL OF DELAWARE RE-INCORPORATION

Summary

Management anticipates that the principal effects of approving the Re-Incorporation will be that:

1.    The affairs of the Company will cease to be governed by Colorado corporation laws and will become subject to Delaware corporation laws.

2.    The resulting Delaware corporation will be the same entity as the Company and will continue with all of the rights, privileges and powers of the Company, will continue with the same officers and directors of the Company, will possess all of the properties of the Company and will continue with all of the debts, liabilities and obligations of the Company.

General

     The Board has unanimously approved and recommends that the shareholders approve the Re-Incorporation. If the proposal to approve the Re-Incorporation is adopted at the Special Meeting, the Company currently intends to effect the Re-Incorporation by filing with the Delaware Secretary of State a certificate of incorporation that would govern the Company as a Delaware corporation, substantially in the form attached hereto as Appendix C (the "Delaware Certificate of Incorporation") and a Certificate of Conversion, substantially in the form attached hereto as Appendix D and Appendix E (collectively, the “Certificate of Conversion”). In addition, the Board intends to adopt new By-laws for the resulting Delaware-incorporated Company going forward. Apart from being governed by the Delaware By-laws and the Delaware General Corporation Law, 8 Del. C. § 101 et. seq. (the “DGCL”), the Delaware Certificate of Incorporation and the new By-Laws to be adopted by the Board, for all other purposes, the Company as a Delaware corporation will be the same entity as the Company as a Colorado corporation; it will continue with all of the rights, privileges and powers of the Company, it will continue with the same officers and directors of the Company, it will possess all of the properties of the Company and it will continue with all of the debts, liabilities and obligations of the Company.

Reasons for the Re-Incorporation

     Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado Business Corporation Act (the "CBCA").

     In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Court of Chancery has no jurisdiction over criminal or tort cases, and each corporate case is heard by a single judge (a chancellor or vice chancellor), who has many years of experience with corporate issues, rather than by a jury. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary for matters relating to corporate governance.

     Delaware courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing the DGCL; often resulting in multiple case holdings addressing issues that no Colorado court has considered. Because the United States legal system is based largely on legal precedent, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

     Conversion from a Colorado corporation to a Delaware corporation may also make it easier to attract future candidates willing to serve on the Board, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

     Based on publicly available data, over half of publicly-traded corporations in the United States and 58% of the Fortune 500 companies are incorporated in Delaware.

No Change in Business, Jobs, Physical Location, Etc.

     The Re-Incorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the ReIncorporation." The Re-Incorporation will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the Re-Incorporation). The Re-Incorporation will not result in a change in the Company's current trading status on the Over-The-Counter Electronic Bulletin Board. Our management, including all directors and officers, will remain the same in connection with the Re-Incorporation and will assume identical positions with the Delaware-incorporated Company. None of the Company's subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the Re-Incorporation. The Re-Incorporation will not affect any of the Company's material contracts with any third parties and the Company's rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation.

Mechanism for Re-Incorporation into Delaware

     The process for converting the Company to a Delaware corporation calls for the Delaware Certificate of Incorporation, as well as the Certificate of Conversion, to be filed with the Delaware Secretary of State and the Certificate of Conversion to be filed with the Secretary of State of Colorado at approximately the time desired for the conversion to take effect.

The Plan of Conversion

     The Re-Incorporation will be effected pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in the Delaware-incorporated Company. The Company will remain as the same entity following the conversion. The directors and officers of the Company immediately prior to the conversion will be the directors and officers of the Delaware-incorporated Company and the subsidiaries of the Company will be the subsidiaries of the Delaware-incorporated Company.

     If the proposal to approve the Amended and Restated Articles of Incorporation is approved by the Company’s shareholders at the Special Meeting, at the effective time of the Re-Incorporation, the then-outstanding shares of Common Stock will be automatically converted into an equal number of shares of BayHill Common Stock. If the proposal to approve the Amended and Restated Articles of Incorporation is not approved by the shareholders or if the Board decides not to effect the Reverse Split prior to the ReIncorporation, at the Effective Time of the conversion, each outstanding share of Common Stock of the Company will automatically be converted into one share of BayHill Common Stock. If the Company effects the Reverse Split immediately prior to the Re-Incorporation, you will have to exchange your existing Company stock certificates for stock certificates of the resulting Delaware-incorporated Company (see "Effect on Registered Certificated Shares"). If only the Re-Incorporation is effected, you do not have to exchange your existing Company stock certificates for stock certificates of the resulting Delaware-incorporated Company; however, after the Re-Incorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to the Company's transfer agent for cancellation and obtain a new certificate.

Company Common Stock Options

     At the Effective Time, the obligation to issue shares under each outstanding option to purchase shares of the Common Stock ("the Company Option") shall be assumed by the Delaware-incorporated Company and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such the Delaware-incorporated Company option prior to the Effective Time, the same number of shares of BayHill Common Stock as the holder of such the Company Option would have been entitled to receive in the Re-Incorporation had such holder exercised such option in full immediately after the Reverse Split but prior to the Re-Incorporation.

Company Warrants

     At the Effective Time, the obligation to issue shares under each outstanding warrant to purchase shares of Common Stock ("the Company Warrant") shall be assumed by the Delaware-incorporated Company and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Company Warrant prior to the Effective Time, the same number of shares of BayHill Common Stock as the holder of such the Company Warrant would have been entitled to receive in the Re-Incorporation had such holder exercised such option in full after the Reverse Split but prior to the Re-Incorporation.

Required Vote for the Re-Incorporation

     Approval of the Re-Incorporation requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting.

     A vote in favor of the Re-Incorporation is a vote to approve the Delaware Certificate of Incorporation and the Certificate of Conversion.

Comparison of Shareholder Rights Before and After the Re-Incorporation

     Because of differences between the CBCA and the DGCL, as well as differences between the governing documents before and after the Re-Incorporation, the Re-Incorporation will effect certain changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Re-Incorporation, as a result of the differences among the CBCA and the DGCL, and the differences between the Amended and Restated Articles of Incorporation and the Colorado By-laws (the "Colorado Bylaws") and the Delaware Certificate of Incorporation and the Delaware By-laws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the DGCL, the Amended and Restated Articles of Incorporation, the Colorado By-laws, the Delaware Certificate of Incorporation, and the Delaware By-laws.

     Special Meeting of Shareholders. The DGCL provides that Special Meetings of shareholders may be called by the directors or by any other person as may be authorized by the corporation's certificate of incorporation or by-laws. The CBCA provides that Special Meetings of shareholders of a corporation may be called by the directors or by any other person authorized by the corporation's by-laws or by resolution of the directors. The CBCA also provides that a Special Meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by shareholders representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the Special Meeting. The Colorado By-laws provide that Special Meetings may be called at any time by the chairman of the board, the chief executive officer, by the President or by the board of directors. The Colorado By-laws provide that the chief executive officer or president shall call a Special Meeting if the Company receives one or more written demands the meeting, stating the purposes for which it is to be held, signed and acted by holders of shares representing at least ten percent of all of the votes entitled to be cast on any issue proposed to be considered at the meeting. It is anticipated that the By-laws of the Delaware incorporated company will contain similar provisions as the existing By-laws of the Company.

     Inspection Rights. Under the DGCL, shareholders, on written demand, under oath, stating a proper purpose reasonably related to their interests as shareholders, have the right during normal business hours to inspect a corporation's stock ledger, stockholder list, and other books and records. If the corporation refuses to permit access or does not reply within 5 days of the written demand, the shareholder making the demand may institute a proceeding to compel access. Where the shareholder seeks access to corporate books and records other than a stock ledger or stockholder list, the burden is on the shareholder making the demand to establish such shareholder's status as a “stockholder” within the meaning of the DGCL, that proper demand was made, and that the information is sought for a proper purpose. With respect to a demand to examine the stock ledger or stockholder list, the corporation has the burden to establish an improper purpose for the request. Under the CBCA, a corporation's shareholders have the right to inspect, during regular business hours, the corporation's articles of incorporation, by-laws, records of all meetings of shareholders, records of actions taken by shareholders without a meeting within the prior three years, all written communications within the prior three years to all shareholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent corporate report delivered to the Colorado Secretary of State, and all financial statements prepared for periods ending during the prior three years, upon written demand given at least five business days before the date upon which such shareholder wishes to inspect and copy such records. Pursuant to the CBCA, shareholders also may, upon written demand at least five days prior to such inspection and during regular business hours, inspect excerpts from minutes of any directors' meeting or action of directors taken without a meeting, records of any action taken by shareholders without a meeting, excerpts of any action taken by a committee of the directors while such committee was acting in place of the directors, waivers of notices of any meeting of shareholders, directors, or a committee of directors, accounting records of the corporation and the records of shareholders, provided that the shareholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the shareholder has been a shareholder of the corporation for at least three months immediately proceeding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the shareholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

     Action by Consent of Shareholders. Under the DGCL, unless the certificate of incorporation provides otherwise, any action to be taken by shareholders may be taken without a meeting, without prior notice, and without a vote, if the shareholders having the number of votes that would be necessary to take such action at a meeting at which all shareholders were present and voted consent to the action in writing. Under the CBCA, unless the Articles of Incorporation require that such action be taken at a shareholder meeting, or expressly authorize the taking of an action without a meeting by less than unanimous written consent, any action to be taken by shareholders may be taken without a meeting only if all shareholders entitled to vote on the matter unanimously consent to the action in writing. The Colorado By-laws provide that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and received by the corporation.

     Cumulative Voting and Election of Directors. Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by shareholders in elections of directors (i.e., each shareholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected). In the absence of such a provision, stockholders of a Delaware corporation have no right to cumulate votes. The CBCA provides that there shall be cumulative voting by shareholders in elections of directors unless the articles of incorporation expressly state otherwise. Each of the Amended and Restated Articles of Incorporation and the Delaware Certificate of Incorporation expressly state that there shall be no cumulative voting by shareholders for the election of directors, or for any other purpose.

     In the absence of cumulative voting, the CBCA provides that, unless otherwise provided in the corporation's articles of incorporation or by-laws, the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in their favor, are elected to be directors. The DGCL provides that, in the absence of cumulative voting, directors shall be elected by the plurality vote of holders of shares entitled to vote thereon, unless otherwise specified within the corporation's certificate of incorporation. The Delaware Certificate of Incorporation does not specify a greater requirement for the election of directors.

     Dividends and Repurchases of Stock. Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets (meaning that the corporation’s assets both before and after the dividend must exceed its liabilities, plus the stated capital allocated to preferred stock having a dividend or liquidation preference). Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock unless capital is impaired or unless such redemption or repurchase impair the capital of the corporation (that is, cause the corporation’s general liabilities to exceed the sum of its assets plus its stated capital). A Delaware corporation may repurchase of redeem shares from capital if (1) such shares are entitled to a preference on distribution of assets, or (2) if no such preferred shares are outstanding, to the extent that the shares being repurchased or redeemed will be retired and capital will be reduced, provided that the corporation’s remaining assets will be sufficient to satisfy it liabilities. Under the CBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

     Classification of the Board of Directors. The DGCL permits (but does not require) classifications of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible. The CBCA also permits, but does not require, classification of a corporation's board of directors into one, two, or three classes, with each class composed of as equal a number of directors as is possible. In the event of multiple classes of directors, both the DGCL and the CBCA provide for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors. Neither the Colorado Articles of Incorporation nor the Delaware Certificate of Incorporation provide for multiple classes of directors.

     Removal of Directors. Under the DGCL, although shareholders may generally remove directors with or without cause by a majority vote, shareholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them. Neither the DGCL nor the CBCA permits directors to remove other directors. Under the CBCA, shareholders may remove one or more directors with or without cause by a majority vote of the shareholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The CBCA permits the removal of a director by shareholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

     Vacancies on the Board of Directors. Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors. The CBCA provides that, unless otherwise provided in the corporation's articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the shareholders. Under the CBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. Both the DGCL and the CBCA specifically provide that, unless otherwise provided in the corporation's articles of incorporation, if a vacant office was held by a director elected by holders of a specific class or series of stock, only such shareholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

     Exculpation of Directors. The DGCL and the CBCA have substantially similar provisions relating to exculpation of directors. Each state's law permits that no director shall be personally liable to BayHill and the Company, respectively, or their respective shareholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. Under the DGCL, a provision exculpating the directors from such monetary liability must be contained in the corporation’s certificate of incorporation. The circumstances under which exculpation is prohibited are substantially similar in Delaware and Colorado, except that in the CBCA, a director may not be exculpated from liability for dealings relating to unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit, while in Delaware, a director may not be exculpated from liability for, (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) arising from transactions relating to unlawful payments of dividends, any unlawful stock purchases or redemptions under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit

     The Delaware Certificate of Incorporation contains a provision implementing this exculpation. The Amended and Restated Articles of Incorporation exculpates directors from all monetary damages for breach of fiduciary duty as a director, except to the extent prohibited by the CBCA.

     Indemnification of Directors, Officers and Others. Both the DGCL and the CBCA generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. Both the DGCL and the CBCA mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Both the DGCL and the CBCA do not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). The DGCL permits advancement of expenses incurred by an officer or director (including counsel fees) in defending an action in advance of the final disposition if such person agrees to reimburse the corporation if it is ultimately determined that such person was not entitled to indemnity. Unlike the DGCL, the CBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to any greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the by-laws, by action of the board of directors or by contract. The Delaware Certificate of Incorporation provides for indemnification to the maximum extent legally permissible of its officers and directors. The Amended and Restated Articles of Incorporation provides that all directors, officers, employees, and agents of the Company shall be indemnified to the maximum extent permissible under the CBCA.

     Interested Director Transactions. Both the DGCL and the CBCA provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction. In order that such a transaction not be found void or voidable, it must, after full disclosure of all material facts, be approved by the disinterested directors, a committee of disinterested directors, or the shareholders, or the transaction must be fair as to the corporation. Delaware judicial decisions have established that shareholder approval must be by disinterested majority to cleanse a transaction and that an unfair transaction is not immune to scrutiny by virtue of stockholder or Board approval or ratification.

     Sales, Lease or Exchange of Assets and Re-Incorporations. The DGCL requires the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a conversion, merger or consolidation of the corporation with or into any other corporation, although the certificate of incorporation may impose a higher shareholder vote. The CBCA provides that the sale, lease, or exchange of all or any portion of a corporation's assets in the corporation's usual and regular course of business may be authorized by the corporation's directors, without approval of the corporation's shareholders. Sale, lease, or exchange of all or substantially all of a corporation's assets other than in the usual and regular course of the corporation's business, or a Re-Incorporation or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of two-thirds of each class of outstanding stock entitled to vote thereon, although the corporation's articles of incorporation or by-laws may require a higher vote.

     Amendments to Charter. Under the DGCL, charter amendments require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion. In addition, the DGCL requires a class vote by an affected class when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock. Under the CBCA, charter amendments other than ministerial amendments, which may be authorized by the directors without shareholder action, require the approval of the directors and the vote of the holders of a majority of the outstanding stock of each voting group entitled to vote thereon as a class, unless the articles of incorporation or by-laws require a different proportion.

     Amendments to By-laws. The DGCL provides that shareholders may amend the by-laws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, the power to adopt, amend or repeal by-laws lies in shareholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors. The Delaware Certificate of Incorporation gives the board of directors the power to adopt, amend or repeal by-laws. Under the CBCA, shareholders may amend the by-laws. Unless otherwise specified in the corporation's articles of incorporation, directors are also permitted to amend the by-laws, other than by-laws establishing greater quorums or voting requirements for shareholders or directors, unless the by-laws prohibit the directors from doing so. Directors may not amend the by-laws to change the quorum or voting requirements for shareholders, and directors may amend the by-laws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

     Appraisal Rights. Dissenting shareholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in more circumstances under the CBCA than under the DGCL. Under the DGCL, appraisal rights are available in connection with a statutory conversion or consolidation in certain specified situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its shareholders is required to approve the Re-Incorporation. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation's certificate of incorporation.

     Under the CBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange. A right to dissent and receive the appraised value of a shareholder's shares may also be granted within the by-laws of the corporation or by a resolution of the directors.

     Both the DGCL and the CBCA provide that, unless otherwise provided in the corporation's charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders. The above limitations do not apply if the shareholders are required by the terms of the Re-Incorporation to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 shareholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

     Business Combination Statute. The DGCL has a "business combination" statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation (an "interested shareholder"), he may not engage in certain transactions with the corporation for a period of three years. The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested shareholder, if the board of directors and at least 66-2/3 of the disinterested stockholders approve the business combination at a duly convened special or annual meeting (and not by written consent) or if the interested shareholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested shareholder. There is no similar provision limiting business combinations with interested shareholders in the CBCA, but the CBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any Re-Incorporation or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the articles of incorporation contain a provision establishing a different proportion.

     Shareholder Preemptive Rights. Unlike CBCA, the DGCL does not specifically afford to shareholders a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation. The CBCA provides that, except to the extent the articles of incorporation limit or deny preemptive rights, shareholders have a preemptive right to acquire unissued shares or securities convertible into such shares, except that preemptive rights do not exist (i) to acquire any shares issued to directors, officers, or employees pursuant to approval by the affirmative vote of the holders of a majority of the shares entitled to vote thereon or when authorized by and not inconsistent with a plan theretofore approved by such a vote of the shareholders; or (ii) to acquire any shares sold otherwise than for cash. The Amended and Restated Articles of Incorporation provides that, unless otherwise determined by the directors or agreed to in writing by the corporation, there shall be no preemptive rights for stock.

     Consideration of Societal Factors. The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than shareholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to shareholders as well. The Delaware Supreme Court has held, however, the concern for non-shareholder interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress. The Delaware Certificate of Incorporation and BayHill Bylaws do not directly discuss consideration of societal factors.

Effective Time

     If the Re-Incorporation is approved, the Re-Incorporation will become effective upon the filing of, or at the later date and time specified in (as applicable), the Certificate of Conversion filed with the Secretary of State of Colorado and the Certificate of Conversion and the Delaware Certificate of Incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Colorado Secretary of State and the Delaware Secretary of State. If the Re-Incorporation is approved, it is anticipated that the Board will cause the Re-Incorporation to be effected as promptly as reasonably possible following such approval. However, the Re-Incorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time, whether before or after the approval by the Company's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Re-Incorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect on Common Stock

     Assuming the proposal to adopt the Amended and Restated Articles of Incorporation and the proposal to effect the Re-Incorporation are approved, after the effective date of the Re-Incorporation, the Common Stock of the Company will have a new committee on uniform securities identification procedures ("CUSIP") number, which is a number used to identify a company's equity securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described in "Effect on Registered Certificated Shares" below.

     After the effective date of the Re-Incorporation, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The Common Stock will continue to be reported on the OTC Electronic Bulletin Board under the symbol "CGNW". After the effective date of the ReIncorporation, outstanding shares of Common Stock will remain fully paid and non-assessable. The Company will make all necessary filings with NASDAQ as required by SEC Rule 10b-17.

Effect of Not Obtaining the Required Vote for Approval

     If the Re-Incorporation proposal fails to obtain the requisite vote for approval, the Re-Incorporation will not be consummated and the Company will continue to be incorporated in Colorado.

Effect on Registered Certificated Shares

     Some of the Company's registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company's transfer agent, Computershare Trust Company, Inc. (the "Transfer Agent"), as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of the Common Stock ("Old Certificates") to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of Common Stock of the Company (or common stock of the Delaware-incorporated Company, as the case may be) as a result of the Re-Incorporation ("New Certificates"). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

     Shareholders will then receive a New Certificate or certificates representing the number of whole shares of Common Stock of the Company (or BayHill Common Stock, as the case may be) into which their shares of Common Stock have been converted as a result of the Re-Incorporation. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of BayHill Common Stock to which these shareholders are entitled.

     Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of BayHill Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of BayHill Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s). All expenses of the exchange will be borne by the Company.

     Shareholders should not destroy any stock certificate(s). You should not send your old certificates to the Transfer Agent until you have received the letter of transmittal.

Accounting Treatment of the Re-Incorporation

     All previously reported per share amounts will be restated to reflect the effect of the Re-Incorporation as though it had occurred at the beginning of the earliest period presented in the consolidated financial statements. In addition, the amounts reported on the consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the Re-Incorporation.

Regulatory Approval

     To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the ReIncorporation will be the filing of the Certificate of Conversion with the Secretary of State of Colorado and the filing of the Certificate of Incorporation and the Certificate of Conversion with the Secretary of State of Delaware.

Interested Parties

     Except as described above with regard to potential benefits to be received by the officers and directors of the Company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the Company has any interest, direct or indirect, in the Re-Incorporation other than any interest arising from the ownership of Common Stock.

Circular 230 Tax Disclosures

     Certain federal income tax consequences of the proposed transactions described herein are discussed below in the Sections entitled "Certain Federal Income Tax Consequences of the Re-Incorporation". These discussions are based upon the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service, nor an opinion of counsel, regarding these tax issues. Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of Common Stock or options to acquire Common Stock, or any foreign, state or local tax considerations.

     The following disclosures are intended to comply with applicable Treasury Regulations. The discussions of certain federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain federal income tax consequences are written to support the promotion or marketing of the transactions described herein. Accordingly, holders of Common Stock and options to acquire Common Stock are strongly urged to seek advice based on each holder's own particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences of the Re-Incorporation

     The following discussion addresses certain of the material federal income tax consequences of the Re-Incorporation that are applicable to holders of shares of Common Stock.

     The Company believes that the Re-Incorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of Common Stock upon consummation of the Re-Incorporation, (ii) the aggregate tax basis of shares of BayHill Common Stock received in the Re-Incorporation will be the same as the aggregate tax basis of shares of Common Stock exchanged in the ReIncorporation, (iii) the holding period of the shares of BayHill Common Stock received in the Re-Incorporation will include the period for which shares of the Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the ReIncorporation.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REINCORPORATION.

PROPOSAL NO. 3: APPROVAL OF THE COGNIGEN NETWORKS, INC. 2008 STOCK INCENTIVE PLAN

General

     On January ___, 2008, the Board approved the Cognigen Networks, Inc. 2008 Stock Incentive Plan (the “Stock Incentive Plan”), subject to approval by the Company shareholders at the Special Meeting. The following description summarizes the principle features of the Stock Incentive Plan, but is qualified in its entirety by reference to the full text of the Stock Incentive Plan as set forth on Appendix F to this Proxy Statement.

Description of the Plan

     Purpose. The purpose of the Stock Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and advisors. The Board believes that such individuals will contribute to the Company’s success in achieving its long-term objectives, which will inure to the benefit of all shareholders of the Company, through the incentives inherent in the awards granted under the Stock Incentive Plan.

     Eligibility. All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the Stock Incentive Plan.

     Administration. The Stock Incentive Plan will be administered by the Compensation Committee of the Board. The Compensation Committee has the authority to interpret and construe all provisions of the Stock Incentive Plan and to make all decisions and determinations relating to the operation of the Stock Incentive Plan, including the authority and discretion to: (i) select the individuals to receive stock option grants or other awards; (ii) determine the time or times when stock option grants or other awards will be granted and will vest; and (iii) establish the terms and conditions upon which awards may be exercised.

     Duration. The Stock Incentive Plan will be effective on the date it is approved by the shareholders of the Company and continue until the tenth anniversary of such approval date. If shareholder approval is not obtained, the Stock Incentive Plan will be null and void.

     Shares Subject to Plan. Upon shareholder approval, a maximum of 15,000,000 shares of Common Stock (which would become 300,000 shares of BayHill Common Stock if the proposals to approve the Amended and Restated Articles of Incorporation and the Re-Incorporation are approved and the Reverse Split is effected) will be available for issuance under the Stock Incentive Plan. Any shares subject to options or stock appreciation rights will be counted against the shares available for issuance as one (1) share for every share subject thereto. Any shares subject to awards other than options or stock appreciation rights will be counted against the shares available for issuance as two and one-half (2.5) shares for every one (1) share subject thereto. If an award under the Stock Incentive Plan is forfeited or is settled in cash, the subject shares shall again be available for grant under the Stock Incentive Plan (such forfeited or settled shares, “Recycled Shares”). To the extent that a share that was subject to an award that counted as one (1) share against the Stock Incentive Plan reserve becomes a Recycled Share, the Stock Incentive Plan will be credited with one (1) share. To the extent that a share that was subject to an award that counted as two and one-half (2.5) shares against the Stock Incentive Plan reserve becomes a Recycled Share, the Stock Incentive Plan will be credited with two and one-half (2.5) shares. The following types of shares of Common Stock may not become again available for grant under the Stock Incentive Plan: (i) shares subject to an option or stock appreciation right that expire at the conclusion of the applicable term without being exercised; (ii) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option or in satisfaction of any tax withholding obligation; (iii) shares repurchased by the Company with option proceeds; or (iv) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof.

     In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction (a “Recapitalization”), the maximum number of shares available for issuance under the Stock Incentive Plan will be proportionately adjusted.

Awards Under the Stock Incentive Plan

     The Stock Incentive Plan provides for the following types of awards (“Awards”): (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; and (v) performance awards.

     Stock Options. The Compensation Committee may from time to time award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of the Common Stock within a specified time at a specified price. Two types of stock options may be granted under the Stock Incentive Plan: incentive stock options, or “ISOs,” which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price of an option cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of options cannot be more than seven years after the date of the original grant. Other than pursuant to a Recapitalization, the Compensation Committee may not without the approval of the Company’s shareholders (i) lower the exercise price of an option after it is granted, (ii) cancel an option when the exercise price exceeds the fair market value of the underlying shares in exchange for another Award, or (iii) take any other action with respect to an option that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market. Prior to the issuance of shares upon the exercise of an option, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

     Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights under the Stock Incentive Plan. A stock appreciation right entitles the holder upon exercise to receive an amount in cash, shares of Common Stock, other property, or a combination thereof (as determined by the Compensation Committee), computed by reference to appreciation in the value of the Common Stock. The exercise price of a stock appreciation right cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of stock appreciation rights cannot be more than seven years after the date of the original grant. Other than pursuant to a Recapitalization, the Compensation Committee may not without the approval of the Company’s shareholders (i) lower the exercise price of a stock appreciation right after it is granted, (ii) cancel a stock appreciation right when the exercise price exceeds the fair market value of the underlying shares in exchange for another Award, or (iii) take any other action with respect to a stock appreciation right that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market. Prior to the issuance of shares upon the exercise of a stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

     Restricted Stock. The Compensation Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as our Compensation Committee shall determine in its discretion. Awards of restricted shares of the Common Stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted shares of Common Stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met. Except for certain limited situations, grants of restricted shares of Common Stock will have a vesting period of not less than three years. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company, including the right to vote the shares.

     Restricted Stock Units. The Compensation Committee may grant units having a value equal to an identical number of shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as our Compensation Committee shall determine in its discretion. If the requirements specified by our Compensation Committee are met, the grantee of such units will receive shares of Common Stock, cash, other property, or any combination thereof, equal to the fair market value of the corresponding number of shares of Common Stock.

     Performance Awards. The Compensation Committee may also make awards of performance shares or performance units subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of Common Stock, cash, other property, or any combination thereof. The performance criteria governing performance awards may based upon one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital; or revenue per employee.

Limitations on Grants

     Subject to adjustment for a Recapitalization, no Stock Incentive Plan participant may be granted (i) options or stock appreciation rights during any rolling 36-month period with respect to more than 2,500,000 shares of Common Stock or (ii) restricted stock, restricted stock units, or performance awards that are denominated in shares of Common Stock in any rolling 36-month period with respect to more than 1,250,000 shares of Common Stock (the “Limitations”). Additionally, the maximum dollar value payable to any participant in any rolling 12-month period with respect to performance awards is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

General Provisions

     Unless authorized by the Compensation Committee in the agreement evidencing an Award granted under the Stock Incentive Plan, Awards may not be transferred other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. The Board may, from time to time, alter, amend, suspend or terminate the Stock Incentive Plan. No grants may be made under the plan following the date of termination, although grants made prior to that date may remain outstanding following the termination of the Stock Incentive Plan until their scheduled expiration date.

Certain Federal Income Tax Consequences

Tax Consequences to Participants

     The following is a brief summary of certain of United States federal income tax consequences relating to awards under the Stock Incentive Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.

     Nonqualified Stock Options (“NSOs”). In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options (“ISOs”). No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock or other property received on the exercise.

     Restricted Stock. The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Restricted Stock Units. Generally, no income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

     Performance Awards. No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock or other property received.

Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an “excess parachute payment” within the meaning of Section 280G of the Code, and (iv) is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Value of Benefits

     The Company is unable to determine the amount of benefits that may be received by participants under the Stock Incentive Plan if adopted, as grants of awards are discretionary with the Compensation Committee.

Certain Interests of Directors

     In considering the recommendation of the Board with respect to the Stock Incentive Plan, shareholders should be aware that the members of the Board have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Stock Incentive Plan. The Board recognizes that adoption of the Stock Incentive Plan may benefit the Company’s directors and their successors, but believes that approval of the Stock Incentive Plan will advance the Company’s interests and the interests of its shareholders by encouraging directors, employees, consultants and advisors to make significant contributions to the Company’s long-term success.

The Board believes the Stock Incentive Plan is in the best interests of the Company, and therefore unanimously recommends that the shareholders vote FOR approval of the Stock Incentive Plan.

ADDITIONAL INFORMATION

     We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy, and information statements, and other information with the SEC. Such reports, proxy, and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy, and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

Special Report

     To the extent requested in writing, we will provide to each person solicited, without charge, a copy of our Form 10-KSB, including the financial statements and financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. You may obtain a copy by writing to the President of the Company at 10757 South Riverfront Parkway, Suite 125, South Jordan, Utah 80112.

PROXY COGNIGEN NETWORKS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert K. Bench and Todd Esplin and each of them, as proxies, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Cognigen Networks, Inc., a Colorado corporation (the "Company"), held of record by the undersigned on January __, 2008 at a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of Parr Waddoups Brown Gee & Loveless, 185 S. State Street, Suite 1300, Salt Lake City, Utah 84111, on January __, 2008, at 11:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.	PROPOSAL TO APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION, which would: (a) effect a reverse split of the issued and outstanding shares of common stock of the Company, pursuant to which each 50 shares of the Company's pre-split common stock issued and outstanding as of the effective date of the reverse split will be exchanged for one share of the Company's post-split common stock; (b) change the name of the Company to BayHill Capital Corporation; and (c) make other revisions intended to facilitate the foregoing actions and the re-incorporation of the Company, as the Board of Directors deems necessary.

	☐ For	☐ Against	☐ Abstain
2.	PROPOSAL TO RE-INCORPORATE THE COMPANY UNDER THE LAWS OF THE SATE OF DELAWARE.
	☐For	☐ Against	☐ Abstain
3.	PROPOSAL TO ADOPT THE COGNIGEN NETWORKS, INC. 2008 STOCK INCENTIVE PLAN.
	☐ For	☐ Against	☐Abstain
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT AMENDED AND RESTAED ARTICLES OF INCORPORATION, FOR THE PROPOSAL TO RE-INCORPORATE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR THE PROPOSAL TO ADOPT THE COGNIGEN NETWORKS, INC. 2008 STOCK INCENTIVE PLAN.

Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:__________________________________ 2008

______________________________________________________________
Signature

______________________________________________________________
Signature if held jointly

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both entities should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

APPENDIX A
AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

COGNIGEN NETWORKS, INC.

(Including change of name to BayHill Capital Corporation)

Pursuant to the provisions of the Colorado Business Corporations Act (the “CBCA”), Cognigen Networks, Inc., a Colorado corporation (the “Company”), hereby declares and certifies as follows:

1.	The name of the Company is Cognigen Networks, Inc.

2.	The Articles of Incorporation of the Company are hereby amended and restated in their entirety as set forth on Exhibit A hereto (the “Restated Articles”).

           3.      The Restated Articles were approved on January __, 2008, by a majority of holders (collectively, the “Shareholders”) of all of the outstanding shares of common stock of the Company in accordance with the provisions of the CBCA and the Articles of Incorporation of the Company.

           5.     The designation, number of outstanding shares, number of votes entitled to be cast and the total number of votes cast for and against the Restated Articles by the Shareholders were as follows:

Designation and
Number of	Number of Votes	Number of Votes	For	Against
Outstanding Shares	Entitled To Be Cast	Represented

38,865,726 Shares of
Common Stock	38,865,726	______________	______	______

The number of votes cast for the Restated Articles was sufficient for approval.

     IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation were executed by the Company on the ___day of January __, 2008.

COGNIGEN NETWORKS, INC.
a Colorado corporation

By: ____________________________________

1

EXHIBIT A
TO
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
COGNIGEN NETWORKS, INC.

____________________________________________________________________

Amended and Restated Articles of Incorporation of Cognigen Networks, Inc.

(now known as BayHill Capital Corporation)

Pursuant to the provisions of the Colorado Business Corporations Act (the “CBCA”), Cognigen Networks, Inc., a Colorado corporation, hereby declares and certifies as follows:

     FIRST:           The name of the corporation is BayHill Capital Corporation (the “Corporation”).

     SECOND:      The Article of Incorporation of the Corporation are hereby amended and restated in their entirety.

     THIRD:         The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The Corporation may conduct part or all of its business in any part of Colorado, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

     FOURTH:      (a) The aggregate number of shares that the Corporation shall have authority to issue is: (i) one hundred million (100,000,000) shares of common stock, having a par value of $.0001 (the “Common Stock”); and (ii) four hundred thousand (400,000) shares of preferred stock, having a par value of $.0001 (the “Preferred Stock”).

     (b)    Each 50 shares of the Common Stock issued and outstanding as of ______ on ____ (the “Change Time”) shall be, on and as of the Change Time combined into one (1) share of Common Stock.

     (c)    Each certificate representing shares of Common Stock that is issued and outstanding immediately prior to the Change Time shall thereafter for all purposes be deemed to represent one (1) share (post-split) of Common Stock for each fifty (50) shares (pre-split) of common Stock represented by such certificate; and each holder of record of a certificate for one or more shares of Common Stock as of the Change Time shall be entitled to receive, as soon as practicable, and upon surrender of such certificate to the officer or agent having charge of the stock transfer books of the Corporation, a certificate or certificates representing one (1) share of common Stock for each fifty (50) shares of common Stock represented by the certificate of such holder immediately prior to the Change Time. NO fractional shares of Common Stock or script will be issued in connection with the foregoing. Holders of the common Stock who would otherwise be entitled to a fractional share will be entitled, upon surrender of the certificates representing such shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the holder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the reverse stock split contemplated hereby) the Common Stock, as reported by the Over-The-Counter Bulletin Board during the 20 trading days preceding the date that is five days before the Change Time.

2

     (d)    Each holder of Common Stock of record shall have one vote for each share of Common Stock standing in the shareholder’s name on the books of the Corporation and entitled to vote, except that in the election of directors each holder of Common Stock shall have as many votes for each share of Common Stock held by the shareholder as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. All holders of Common Stock shall vote together as a single class on all matters as to which holders of common Stock shall be entitled to vote.

     (e)    Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors may determine, without shareholder approval, as hereinafter provided. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for a series of Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall (i) fix and determine, and is hereby expressly empowered to fix and determine, by resolution, or resolutions, the designations, powers, preferences, relative participating, optional, and other special rights, qualifications, limitations, and restrictions, of the shares of such series and (ii) make such filings and recordings with respect thereto as required by the Colorado Business Corporation Act. Each series of Preferred Stock shall be given a distinguishing designation.

     The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock. All shares of Preferred Stock of any one series shall be identical in all respects with all shares of such series, except that shares of any one series issued at different times may differ as to the dates from which any dividends thereon shall be payable and, if cumulative, shall cumulate.

     Unless otherwise provided in the resolution, or resolutions, of the Board of Directors providing for the issuance thereof, the number of authorized shares of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution, or resolutions, by the Board of Directors and appropriate filing and recording to the extent required by the Colorado Business Corporation Act. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution, or resolutions, of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and my be reissued as part of such series or as part of any other series of Preferred Stock.

3

     Unless otherwise provided in the resolution, or resolutions, of the Board of Directors providing for the issuance thereof, shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of such series or as part of any other series of Preferred Stock.

     (f) No holder of any shares of the Corporation, whether now or hereafter unauthorized, shall have any preemptive or preferential right to acquire any shares or securities of the Corporation, including shares of securities held in the treasury of the Corporation.

FIFTH:	Five directors shall constitute the board, their names and addresses being as follows:

Robert K. Bench	James U. Jensen
10757 S. Riverfront Pkwy	10757 S. Riverfront Pkwy
South Jordan, Utah 80112	South Jordan, Utah 80112

Roy D. Banks	John M. Knab
10757 S. Riverfront Pkwy	10757 S. Riverfront Pkwy
South Jordan, Utah 80112	South Jordan, Utah 80112

John D. Thomas
10757 S. Riverfront Pkwy
South Jordan, Utah 80112

     SIXTH:         The address of the registered office of the Corporation is 10219 Bluffmont Drive, Lone Tree, Colorado 80124. The name of its initial registered agent at such address is Thomas S. Smith. The Corporation may conduct part or all of its business in any other part of Colorado, or of the United States or of the World. It may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

     SEVENTH:  The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interests of such purchaser, assignee, or transferee or other person. The purchaser, assignee, or transferee of any of the shares of the Corporation shall not be entitled: to receive notice of the meetings of the shareholders; to vote at such meetings; to examine a list of the shareholders; to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee, or transferee has become the registered holder of such shares.

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     EIGHTH:      The following provisions are inserted for the management of the new business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

     (a)     Right of Directors to Contract with Corporation. No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

     (i)    The fact of such relationship of interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

     (ii)    The fact of such relationship or interest is disclosed or known to the shareholders entitle to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

     (iii)    The contract or transaction is fair and reasonable to the Corporation.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

     (b)   Corporation Opportunity. The officers, directors and other members of management of the Corporation shall be subject to the doctrine of “corporate opportunities” only insofar as it applies to business opportunities in which the Corporation has expressed an interest as determined from time to time by the Corporation’s Board of Directors as evidenced by resolutions appearing in the Corporation’s minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors, and other members of management of the Corporation shall be disclosed promptly to the Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as the Corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of the Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or other member of management of the Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of the Corporation (other than an officer, director or member of management) from any duties which he may have to the Corporation.

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(c)	Indemnification of Directors and Others.

          (i) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolocontendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

          (ii) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation; but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

          (iii) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

          (iv) Any indemnification under (i) or (ii) of this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs (i) and (ii) of this Article. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

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          (v) Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors as provided in paragraph (iv) of this section upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this section.

          (vi) The indemnification provided by this section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, and bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

          (vii) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this section.

          (viii) A unanimous vote of all shares entitled to vote thereon shall be required to amend this section.

(d)	Shareholder Voting.

          (i) One-third of the shares entitled to vote represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

          (ii) Except as bylaws adopted by the shareholders may provide for a greater voting requirement and except as is otherwise provided by the Colorado Business Corporation Act with respect to action on a plan of merger or share exchange, on the disposition of substantially all of the property of the Corporation, on the granting of consent to the disposition of property by an entity controlled by the Corporation and on the dissolution of the Corporation, action on a matter other than the election of directors is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action. Any bylaw adding, changing or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

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     (e)   Adoption and Amendment of Bylaws. The initial bylaws of the Corporation shall be adopted by its board of directors. The power to alter, amend or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the holders of common stock may also alter, amend or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles of Incorporation.

     NINTH: A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision shall not eliminate or limit the liability of a director to the Corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act, as it may be amended from time to time; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article NINTH shall not adversely affect any right or protection of a director of the Corporation under this Article NINTH, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article NINTH, prior to such repeal or modification. Nothing contained herein will be construed to deprive any director of the director’s right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right the director may have for contribution from any other director or other person.

[Remainder of page left blank intentionally – Signature page follows]

8

DATED this ___ day of December, 2007.

BAYHILL CAPITAL CORPORATION,
a Colorado corporation

By: (Signature)

_________________________________________________________
(Typed/Printed Name and Title)

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APPENDIX B PLAN OF CONVERSION

COGNIGEN NETWORKS, Inc., a Colorado corporation,

INTO

BAYHILL CAPITAL CORPORATION, a Delaware corporation

     This PLAN OF CONVERSION (this "Plan"), dated as of January __, 2008, is hereby adopted and approved by Cognigen Networks, Inc, a Colorado corporation ("Cognigen"), in order to set forth the terms, conditions and procedures governing the conversion of Cognigen into a Delaware corporation pursuant to Sections 7-90-201 and 7-90-202 of the Colorado Business Corporations Act (as amended, the "CBCA") and Section 265 of the Delaware General Corporation Law (as amended, the "DGCL").

     WHEREAS, Cognigen's board of directors has approved the Conversion (as defined below) and recommended the same to Cognigen's shareholders, and such shareholders have approved the Conversion, all in accordance with the CBCA and DGCL.

     NOW, THEREFORE, Cognigen does hereby adopt this Plan to effectuate the conversion of Cognigen into a Delaware corporation as follows:

     1.      Conversion; Effect of Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA and the DGCL, including, without limitation, Sections 7-90-201 and 7-90-202 of the CBCA and Section 265 of the DGCL, Cognigen shall convert (referred to herein as the "Conversion") into a Delaware corporation named "BayHill Capital Corporation" (referred to herein as "BayHill-Delaware") at the Effective Time (as defined below). BayHill-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of BayHill-Delaware shall be deemed to have commenced on the date Cognigen commenced its existence in Colorado. Following the Conversion, BayHill-Delaware shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as Cognigen. Upon the Effective Time, all of the rights, privileges and powers of Cognigen, and all property, real, personal and mixed, and all debts due to Cognigen, as well as all other things and causes of action belonging to Cognigen, shall remain vested in BayHill-Delaware and shall be the property of BayHill-Delaware and the title to any real property vested by deed or otherwise in Cognigen shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Cognigen shall be preserved unimpaired, and all debts, liabilities and duties of Cognigen shall remain attached to BayHill-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Cognigen, as well as the debts, liabilities and duties of Cognigen, shall not be deemed, as a consequence of the Conversion, to have been transferred to BayHill-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Cognigen incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Cognigen shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Cognigen and shall constitute a continuation of the existence of Cognigen in the form of a Delaware corporation. Cognigen is the same entity as BayHill-Delaware.

     2.      Certificate of Conversion; BayHill-Delaware Charter Documents; Effective Time. The Conversion shall be effected by the filing with the Secretary of State of the State of Colorado of a duly executed Certificate of Conversion meeting the requirements of Section 7-90-201 of the CBCA (the "Colorado Certificate of Conversion") and the filing with the Secretary of State of the State of Delaware of: (a) a duly executed Certificate of Conversion meeting the requirements of Section 265 of the DGCL (the "Delaware Certificate of Conversion"), and (b) a Certificate of Incorporation of "BayHill Capital Corporation", substantially in the form of Exhibit A attached hereto (the "Certificate of Incorporation"). Subject to the foregoing, the Conversion shall be effective upon the filing of (i) the Colorado Certificate of Conversion with the Secretary of State of Colorado and (ii) the Delaware Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of Delaware (the "Effective Time").

3.	Governance and Other Matters Related to BayHill-Delaware.

             (a)   Bylaws. At the Effective Time, the Bylaws of BayHill-Delaware shall be as set forth in Exhibit B attached hereto (the "Bylaws"), and shall be adopted as such by the Board of Directors of BayHill-Delaware.

             (b)   Directors and Officers. The officers and directors of BayHill-Delaware immediately after the Effective Time shall be the officers and directors of Cognigen immediately prior to the Effective Time. Cognigen and, after the Effective Time, BayHill-Delaware and its Board of Directors, shall take any necessary actions to cause each of such individuals to be appointed as an officer and/or director, if necessary, of BayHill-Delaware, or to confirm such appointments.

     4.      Effect of the Conversion on the Common Stock of Cognigen. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Cognigen, BayHill-Delaware or any common stock holder thereof, the common stock, par value $0.01 per share, of Cognigen (the "Colorado Common Stock") shall be converted as follows:

             (a)   Conversion of Colorado Common Stock. Each issued and outstanding share of Colorado Common Stock shall automatically, without the surrender of stock certificates or any further action on the part of the holder or the payment of any additional consideration, be converted into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of BayHill-Delaware (the "Delaware Common Stock"). BayHill-Delaware shall not issue fractional shares with respect to the Conversion. Any fractional share of Delaware Common Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all Colorado Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Colorado Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

              (b)    Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado Common Stock or options, warrants, convertible debentures or other securities of Cognigen shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock, or options, warrants, convertible debentures or other securities of BayHill-Delaware, as the case may be, into which the shares of Colorado Common Stock, or options, warrants, convertible debentures or other securities of Cognigen represented by such certificates have been converted as herein provided and shall be so registered on the books and records of BayHill-Delaware or its transfer agent. Each holder of record of a stock certificate of Colorado Common Stock shall surrender such certificate or certificates to BayHill-Delaware or its transfer agent and, upon such surrender, receive in exchange therefor a new certificate or certificates evidencing and representing the number of shares of Delaware Common Stock to which such holder is entitled. Notwithstanding the foregoing, the registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise exchanged, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock, or options, warrants, purchase rights or other securities of BayHill-Delaware, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

     5.     Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, BayHill-Delaware shall apply for new tax identification numbers, qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of Cognigen which was titled or registered in the name of Cognigen shall be re-titled or re-registered, as applicable, in the name of BayHill-Delaware by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

     6.     Further Assurances. If, at any time after the Effective Time, BayHill-Delaware shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in BayHill-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Cognigen, or (b) to otherwise carry out the purposes of this Plan, BayHill-Delaware and its proper officers and directors (or their designees), are hereby authorized to solicit in the name of Cognigen any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of Cognigen all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Cognigen, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Cognigen and otherwise to carry out the purposes of this Plan and the Conversion.

     7.      Implementation and Interpretation; Termination and Amendment.

This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of Cognigen and, following the Effective Time, by the Board of Directors of BayHill-Delaware, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of Cognigen or BayHill-Delaware, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties. The Board of Directors of Cognigen or the Board of Directors of BayHill-Delaware, as applicable, at any time and from time to time, may terminate, amend or modify this Plan.

     8.      Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

     9.      Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

     10.      Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Colorado, without regard to the conflict of laws provisions thereof.

[Signature page follows]

     IN WITNESS WHEREOF, Cognigen Networks, Inc. has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

COGNIGEN NETWORKS, INC., a Colorado corporation

By: ______________________________

Name: Title:

APPENDIX C
CERTIFICATE OF INCORPORATION

OF

BAYHILL CAPITAL CORPORATION

     I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (“DGCL”), do execute this Certificate of Incorporation and do hereby certify as follows:

FIRST:                                   The name of this corporation is BayHill Capital Corporation (the “Corporation”).

SECOND:

Its Registered Office in the State of Delaware is to be located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The registered agent in charge thereof is The Corporation Trust Company.

THIRD:	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:

The aggregate number of shares that the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock, having a par value of $0.0001 and four hundred thousand (400,000) shares of preferred stock, having a par value of $0.0001.

FIFTH:	The name and mailing address of the incorporator of the Corporation are as follows: Brian G. Lloyd 185 South State Street, Suite 1300 Salt Lake City, UT 84111

SIXTH:	The number of Directors which constitute the whole Board of Directors of the Corporation and the manner of their election shall be designated in the Bylaws of the Corporation.

SEVENTH:	The board of directors of the Corporation shall have the power to adopt, amend or repeal the bylaws of the Corporation.

EIGHTH:

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

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NINTH:	Subject to any limitation imposed pursuant to the 1940 Act, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Subject to any limitation imposed pursuant to the 1940 Act, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. Any indemnification herein (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent, is proper in the circumstances because he has met the applicable standard of conduct set forth herein. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) if determination is not made under (1) or (2) of this paragraph, by the stockholdersue of $0.0001 and four hundred thousand (400,000) shares of preferred stock, having a par value of $0.0001.

Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is entitled to be indemnified by the Corporation. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

.

.

2

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

No provision of this Certificate of Incorporation shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

TENTH:

No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of The General Corporation Law of the State of Delaware or any amendment thereto or successor provision thereto or (iv) for any transaction from which the director derived an improper personal benefit. Neither this Certificate of Incorporation nor repeal of this Article Tenth, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Tenth, shall eliminate or reduce the effect of this Article Tenth in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Tenth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

3

     I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ___ day of __________, A.D. 2007.

Incorporator:

_______________________________________
Brian G. Lloyd

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APPENDIX D STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.)	The jurisdiction where the Non-Delaware Corporation first formed is
State of Colorado .

2.)	The jurisdiction immediately prior to filing this Certificate is Colorado.

3.)	The date the Non-Delaware Corporation first formed is May 6, 1983.

4.)	The name of the Non-Delaware Corporation immediately prior to filing this
Certificate is COGNIGEN NETWORKS, INC.

5.)	The name of the Corporation as set forth in the Certificate of Incorporation is
Bayhill Capital Corporation .

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the __________ day of _________________, A.D. ____________________.

By:
Name:
Print or Type
Title:
Print or Type

APPENDIX E

Document processing fee
   If document is filed on paper                              $150.00
   If document is filed electronically                      Currently Not Available
Fees & forms/cover sheets
  Are subject to change.
To file electronically, access instructions
For this form/cover sheet and other
information or print copies of filed
documents, visit www.sos.state.co.us and select Business Center.

Paper documents must be typewritten or machine printed.

ABOVE SPACE FOR OFFICE USE ONLY

     Statement of Conversion
filed pursuant to §7-90-301, et seq. and §7-90-201 Colorado Revised Statutes (C.R.S.)

ID number (if applicable):	19871520905

1. Entity name of the converting equity:
COGNIGEN NETWORKS, INC.
(must be exactly as shown on the records of the Secretary of State)
2. Jurisdiction under which the
converting entity was formed:	State of Colorado
3. Principal office street address of
the converting entity:	6405 218th Street, Southwest
(Street name and number)
Suite 305
	Mountlake Terrace	WA	98043
	(City)	(State)	(Postal/Zip Code)
	(Province – if applicable)		(Country – if not US
4. Principal office mailing address of
the converting entity:	SAME
(if different from above)
(Street name and number)

	(City)	(State)	(Postal/Zip Code)
	(Province – if applicable)		(Country – if not US)
5. Form of the converting entity:	Corporation
6. Entity name of the resulting entity:	BayHill Capital Corporation
7. Jurisdiction under which the
Resulting entity is being formed:	State of Delaware

CONVERT	Page 1 of 3		Rev. 6/15/2005

8. Principal office street address of
the resulting entity:	10757 S. Riverfront Parkway
(Street name and number)
Suite 125
	(City) (State)		(Postal/Zip Code)
(Province – if applicable)
4. Principal office mailing address of
the converting entity:	SAME
(if different from above)

	(City)	(State)	(Postal/Zip Code)
	(Province – if applicable)		(Country – if not US)
10. Form of the resulting entity:	Corporation

11. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	_______ “bank” or “trust” or any derivative thereof _______ “credit union” _____“savings and loan” _______ “insurance”, “casualty”, “mutual”, or “surety”

12.	The converting entity has been converted into the resulting entity pursuant to this section.

13.	If the resulting entity is an entity for which constituent filed documents are to be filed in records of the secretary of state, the converting entity shall deliver to the secretary of state for filing pursuant to Part 3 of this article, the constituent filed document that complies with the requirements of the organic statutes.

14.	Additional information may be included pursuant to other organic statutes such as title 12, C.R.S. If applicable, mark this box _____ and include an attachment statement the additional information.

15.	(Optional) Delayed effective date: _________________________________
(mm/dd/yyyy/
Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the

CONVERT Page 2 of 3 Rev. 6/15/2005

individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

16.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing: __________________________________________________________________ (Last) (First) (Middle) (Suffix)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ______ and include an attachment stating the name and address of such individuals).

Disclaimer:

This form, and any related instructions are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

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APPENDIX F COGNIGEN NETWORKS, INC. 2008 STOCK INCENTIVE PLAN

     Cognigen Networks, Inc. (the “Company”), a Colorado corporation, hereby establishes and adopts the following 2008 Stock Incentive Plan (the “Plan”).

1. PURPOSE OF THE PLAN

     The purpose of the Plan is to assist the Company its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

        2.1.  “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

        2.2.  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.

        2.3.  “Board” shall mean the board of directors of the Company.

        2.4.  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

        2.5.  “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act. With respect to any Awards granted by the Subcommittee, references in this Plan to the “Committee” shall mean the Subcommittee.

       2.6.   “Covered Employee” shall mean an employee of the Company who is a “covered employee” within the meaning of Section 162(m) of the Code.

       2.7.   “Director” shall mean a non-employee member of the Board.

       2.8.   “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

       2.9.   “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

242910_1

      2.10.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

       2.11.  “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share average of the high and low trading prices of the Shares as reported on the Over-The-Counter Electronic Bulletin Board on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the Over-The-Counter Electronic Bulletin Board, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the Over-The-Counter Electronic Bulletin Board or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

      2.12  “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

      2.13.  “Limitations” shall have the meaning set forth in Section 10.5.

      2.14.  “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

     2.15.   “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

     2.16.   “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

     2.17.   “Payee” shall have the meaning set forth in Section 13.1.

     2.18.   “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

     2.19.   “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

     2.20.  “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

     2.21. “ Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

      2.22.   “Permitted Assignee” shall have the meaning set forth in Section 12.3.

      2.23.   “Prior Plan” shall mean the Company’s 2001 Incentive and Non-Statutory Stock Option Plan.

      2.24.   “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

      2.25.   “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

      2.26.  “Shares” shall mean the shares of common stock, no par value, of the Company.

      2.27.   “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

      2.28.  “Subcommittee” shall mean a subcommittee of the Committee consisting of each member of the Compensation Committee of the Board who is both: (i) an “outside director” within the meaning of Section 162(m) of the Code, and (ii) an “independent director” for purpose of the rules and regulations of The Nasdaq Stock Market (or such other principal securities market on which the Shares are traded).

      2.29.  “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      2.30. "Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

      2.31   “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1

      2.32   “Vesting Period” shall have the meaning set forth in Section 7.1.

3.      SHARES SUBJECT TO THE PLAN

      3.1     Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 15,000,000 Shares shall be authorized for grant under the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and one-half (2.5) Shares for every one (1) Share granted.

                (b)   If any Shares subject to an Award or to an award under the Prior Plans are forfeited (other than as a result of expiration of the Award’s term if the Award is an Option or Stock Appreciation Right), or any Award or award under the Prior Plans is settled for cash, the Shares shall, to the extent of such forfeiture or cash settlement, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares subject to an Option or Stock Appreciation Right that expires at the conclusion of its term without being exercised, (ii) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (iii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iv) Shares repurchased by the Company with Option proceeds, and (v) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

                (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

                (d)   Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as two and one-half (2.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

     3.2.  Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Director, consultant or advisor shall be eligible to be selected as a Participant.

     4.2.  Administration. (a) The Plan shall be administered by the Committee. Subject to Section 4.2(c) below, the other provisions of the Plan and such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, the Committee shall have full power and authority to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

               (b)  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision is arbitrary and capricious or unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary and capricious or unlawful. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

               (c)  Notwithstanding Section 4.2(a) above, to the extent required to qualify Awards to officers as “qualified performance-based compensation” under Section 162(m) of the Code or comply with applicable securities law or the rules and regulations of the The Nasdaq Stock Market (or such other principal securities market on which the Shares are traded), the Subcommittee rather than the full Compensation Committee shall have power and authority to grant Awards to officers and Directors of the Company, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board. The Subcommittee’s authority hereunder with respect to Awards to officers and Directors of the Company shall include all of the powers set forth in Section 4.2(a)(i) through (xii) above.

               (d)  The full Committee may also delegate to the Subcommittee the right to grant Awards to Employees who are not Directors or officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or officers of the Company.

               (e)  Any action within the scope of its authority by the Subcommittee under Section 4.2(c) or (d) shall be deemed for all purposes under the Plan to have been taken by the full Committee and references in the Plan to the Committee shall be deemed to include the Subcommittee unless the context otherwise requires.

5.	OPTIONS

      5.1.  Grant of Options. Options may be granted hereunder to Participants either alone  or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

     5.2.  Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

     5.3.  Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market (or such other principal securities market on which the Shares are traded).

     5.4.  Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability.

     5.5.  Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

     5.6.  Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

     5.7.  Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares with respect to which “incentive stock options” may be issued under the Plan shall be 15,000,000 Shares.

6.	STOCK APPRECIATION RIGHTS

     6.1.  Grant and Exercise. The Committee may provide Stock Appreciation Rights (a)  in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

     6.2.  Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

               (a)  Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise, over (ii) the designated based value per Share (the “Base Amount”) with respect to the right on the date of grant (or in the case of a Tandem Stock Appreciation Right on the date of grant of the related Option) as specified by the Committee in its sole discretion, which Base Amount per Share, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

               (b)  Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

               (c)  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

               (d)  Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

               (e) Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

               (f) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

               (g) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall have the same terms and conditions as Options, including (i) a Base Amount per Share not less than Fair Market Value of a Share on the date of grant to an employee of the Company or a Subsidiary, and (ii) a term not greater than seven (7) years. In addition to the foregoing, but subject to Section 12.2, the Committee shall not without approval of the Company’s stock holders (a) reduce the Base Amount per Share under any Stock Appreciation Right after it is granted, (b) cancel a Stock Appreciation Right when the Base Amount per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market (or such other principal securities market on which the Shares are traded).

               (h) The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.	RESTRICTED STOCK AWARDS

     7.1.  Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Vesting Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

     7.2.  Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant

     7.3.  Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

     7.4.  Minimum Vesting Period. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or special circumstances determined by the Committee, such as the achievement of performance objectives, Restricted Stock Awards subject solely to the continued employment of employees of the Company or a Subsidiary shall have a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided that such minimum Vesting Period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing minimum Vesting Period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

8.	OTHER STOCK UNIT AWARDS

     8.1.  Grants. Other Awards of units having a value equal to an identical number of  Shares (“Other Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

     8.2.  Award Agreements. The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

     8.3.  Vesting. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or special circumstances determined by the Committee, such as the achievement of performance objectives, Other Stock Unit Awards subject solely to the continued employment of employees of the Company or any Subsidiary shall be subject to a vesting period determined by the Committee of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided, that such minimum vesting period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Other Stock Unit Awards in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Other Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum vesting period requirements of this Section shall not apply to Other Stock Unit Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

     8.4.  Payment. Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.	PERFORMANCE AWARDS

     9.1.  Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

     9.2.  Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

     9.3.  Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

     9.4.  Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	CODE SECTION 162(m) PROVISIONS

     10.1.  Covered Employees. Notwithstanding any other provision of the Plan, if the  Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

     10.2.  Performance Criteria. If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; operating margin adjusted for total interest expense; and revenue per employee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) reorganizations, restructurings and discontinued operations, (b) other extraordinary non-recurring items, (c) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (d) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

     10.3.  Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

     10.4.  Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

     10.5.  Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any rolling 36-month period with respect to more than 2,500,000 Shares or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any rolling 36-month period with respect to more than 1,250,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any rolling 12-month period with respect to Performance Awards is $500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.	CHANGE IN CONTROL PROVISIONS

     11.1.  Impact on Certain Awards. Award Agreements may provide that in the event of a  Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or the Base Amount per Share of the Stock Appreciation Right, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

     11.2.  Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, if a Participant’s employment with such successor company (or a subsidiary thereof) terminates within the time period following such Change in Control set forth in the Award Agreement and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for a period of time set forth in the Award Agreement, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

                (b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

                (c) Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

     11.3.  Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

                (a) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                (b) any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c) below, or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

                (c)  the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 60% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);

                (d)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

                (e)  the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.	GENERALLY APPLICABLE PROVISIONS

     12.1.  Amendment and Termination of the Plan. The Board may, from time to time,  alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of The Nasdaq Stock Market (or such other principal securities market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Freestanding Stock Appreciation Right specified by Section 5.5(g), (f) amend any provision of Section 10.5, or (g) take any action with respect to an Option or Stock Appreciation Right that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market (or such other principal securities market on which the Shares are traded), including reducing the exercise price or Base Amount (as applicable) or exchanging an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant's consent.

     12.2.  Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued under “incentive stock options” and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

     12.3.  Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing if provided for in an Award Agreement, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”) (a) to the Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren); (b) to a trust or partnership for the benefit of one or more person referred to in clause (a); or (c) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Any transfer of an Award or Shares in violation of this Section 12.3 shall be null and void.

     12.4.  Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

     12.5.  Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.	MISCELLANEOUS

     13.1. Tax Withholding. The Company shall have the right to make all payments or  distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

     13.2.  Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason “at will.” Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

     13.3.  Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of the Plan and Award Agreement.

     13.4.  Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     13.5.  Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

     13.6.  Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Any provision herein to the contrary notwithstanding, the Company shall have no obligation to issue any Shares pursuant to an Award if the Committee determines in good faith that such issuance would violate applicable federal, state or foreign securities laws.

     13.7.  Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

     13.8.  Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     13.9.  Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

     13.10.  Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

     13.11.  Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     13.12.  Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Utah, without reference to principles of conflict of laws, and construed accordingly.

     13.13.  Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority the shares voted at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and no Award shall be granted until the stockholders of the Company approve the Plan. Awards may be granted under the Plan at any time and from time to time following stockholder approval of the Plan until the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

     13.14.  Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

     13.15.  Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

     13.16.  Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

IN TESTIMONY WHEREOF, the Company has caused this Plan document to be executed by its duly authorized officer to be effective as of the __ day of January, 2008.

COGNIGNEN NETWORKS, INC.

By: ________________________________
Name: _____________________________
Its: ________________________________

APPENDIX G
COLORADO BUSINESS CORPORATIONS ACT
DISSENTERS’ RIGHTS STATUTE

CBC Section 7-113-101. Definitions For purposes of this article:

     (1)  "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2)  "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3)  "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4)  "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6)  "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7)  "Shareholder" means either a record shareholder or a beneficial shareholder.

CBCA Section 7-113-102. Right to dissent

     (1)  A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

1

     (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

     (e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

2

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c)	Cash in lieu of fractional shares; or

(d)	Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

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     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3)  The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. Notice of dissenters' rights

     (1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting.Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

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7-113-202. Notice of intent to demand payment

     (1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

     (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3)  A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice

     (1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2)  The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

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     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

     (1)  A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

     (2)  A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3)  Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4)  A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

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7-113-205. Uncertificated shares

     (1)  Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2)  In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

     (1)  Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2)  The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b)	A statement of the corporation's estimate of the fair value of the shares;

(c)	An explanation of how the interest was calculated;

(d)	A statement of the dissenter's right to demand payment under section 7-113-209; and

                            (e)       A copy of this article.

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7-113-207. Failure to take action

     (1)  If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2)  If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2)  An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer

     (1)  A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a)  The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

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     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2)  A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. Court action

     (1)  If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2)  The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

     (3)  The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4)  The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

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     (5)  Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

     (1)  The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2)  The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3)  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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